SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	May 28, 2003
Protection One, Inc. (Exact Name of Registrant as Specified in Charter)	Protection One Alarm Monitoring, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	Delaware (State or Other Jurisdiction of Incorporation)

1-12181-01 (Commission File Number)	1-12181 (Commission File Number)

93-1063818 (I.R.S. Employer Identification No.)	93-1065479 (I.R.S. Employer Identification No.)

818 S. Kansas Avenue Topeka, Kansas 66612 (Address of Principal Executive Offices, Including Zip Code)	818 S. Kansas Avenue Topeka, Kansas 66612 (Address of Principal Executive Offices, Including Zip Code)

(785) 575-1707 (Registrant’s Telephone Number, Including Area Code)	(785) 575-1707 (Registrant’s Telephone Number, Including Area Code)

Protection One, Inc.

Item 5. Other Events

                On May 30, 2003, the Board of Directors of Protection One, Inc. announced the election of nine directors at its annual meeting of stockholders held May 28, 2003.  Prior to the election of directors, Mr. Darius G. Nevin resigned from the Board of Directors of Protection One, Inc., effective immediately.  A copy of the related press release is attached to this report.

Item 7. Financial Statements and Exhibits

                (c) Exhibits

                Exhibit 99.1—Press Release, dated May 30, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protection One, Inc.

Date: May 30, 2003	By:	/s/ Darius G. Nevin
Darius G. Nevin Executive Vice President and Chief Financial Officer

Protection One Alarm Monitoring, Inc.

Date: May 30, 2003	By:	/s/ Darius G. Nevin
Darius G. Nevin Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release, dated May 30, 2003